UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

VITESSE SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31614 (Commission File Number)	77-0138960 (IRS Employer Identification No.)
741 Calle Plano, Camarillo, California (Address of principal executive offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 388-3700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Vitesse Semiconductor Corporation has sent a letter to its shareholders, a copy of which is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	December 2007 Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2007

VITESSE SEMICONDUCTOR CORPORATION

By:	/s/ MICHAEL B. GREEN

Michael B. Green

Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	December 2007 Letter to Shareholders